Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



[Fixed Income Artwork]

FIXED INCOME

Annual Report
2002


Delaware
Tax-Free Pennsylvania Fund



POWERED BY RESEARCH(SM)

A Commitment
to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed approximately $85 billion in assets as of March 31, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c) Delaware Distributors, L.P.




Table
of Contents

Letter to Shareholders                        1
Portfolio Management Review                   3
New at Delaware                               6
Performance Summary                           7
Financial Statements:
  Statement of Net Assets                     8
  Statement of Operations                    13
  Statements of Changes in Net Assets        14
  Financial Highlights                       15
  Notes to Financial Statements              18
  Report of Independent Auditors             20
  Trustees and Officers                      21

Letter                                      Delaware Tax-Free Pennsylvania Fund
to Shareholders                             March 12, 2002


Recap of Events
The fiscal year ended February 28, 2002, was a strong one for municipal bonds, as the U.S. economy weakened and investors often reached for conservative fixed-income investments during the year. The economic downturn brought concerns about bond credit quality, yet municipal bond credit ratings generally held up well compared to those of other fixed-income investments. According to credit ratings agency Standard & Poor's, 211 corporate bond issuers defaulted on a record $115.4 billion of debt during 2001. Yet aside from several city agency bonds and airport bonds in New York that were directly affected by the events of September 11, municipal bond credit remained relatively unaffected throughout much of the recent recession.

The months following September 11 formed an especially complex period for investors in fixed-income securities. Throughout the autumn of 2001, yield and price swings on bonds were unusually wide, as investors grappled with an extremely varied set of economic forecasts. The events of September 11 and its aftermath also drastically increased credit concerns - especially among corporate issuers - leading to increased volatility throughout the fixed-income marketplace.

Volatility was relatively muted among municipals during the year. An increase of greater than 35% in municipal supply during 2001 helped keep municipal yields from swinging as widely as those in some other fixed-income asset classes (Source: Salomon Smith Barney). The fact that demand in the municipal markets is generated largely by individual investors also may have helped keep yields relatively stable. Demand from individual investors is known to drop off as yields fall across the fixed-income markets, and vice versa. This tends to create a stabilizing force on yields in the individual investor-dominated municipal markets.

"A full six months after the tragic events of September 11, we now have a clearer picture of that day's impact on the U.S. economy and our capital markets."

Despite a growing consensus that the recession may now be ending, other concerns have recently stifled confidence regarding an end to the broader, global economic slowdown. With news of accounting irregularities dominating business headlines, many investors showed concern that similar problems could affect other large issuers as well. As the fiscal year ends for your Fund, the strength of any U.S. economic recovery will be a burning issue for the fixed-income markets in general.

Total Return
For the period ended February 28, 2002                        One Year
Delaware Tax-Free Pennsylvania Fund - Class A Shares           +6.78%
Lipper Pennsylvania Municipal Debt Funds Average (63 funds)    +6.29%
Lehman Brothers Municipal Bond Index                           +6.84%

--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 7. The Lipper Pennsylvania Municipal Debt Funds Average represents the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free Pennsylvania returned +6.78% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended February 28, 2002. Performance beat the +6.29% gain made by the Lipper Pennsylvania Municipal Debt Funds Average for the same period, but trailed the +6.84% gain made by the Lehman Brothers Municipal Bond Index. On the pages that follow, portfolio managers Mitchell L. Conery and Patrick P. Coyne discuss performance and their outlook for the remainder of 2002 in the Pennsylvania municipal bond market.

Market Outlook
A full six months after the tragic events of September 11, we now have a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for recovery, as the economy obviously reached bottom sometime during the fall and winter and now appears to be rebounding somewhat more strongly than expected.

Longer municipal bond yields are currently offering significant premiums, allowing investors to pick up yield as they extend their maturity. Given this fact, and the current low interest rate environment, we think Delaware Tax-Free Pennsylvania Fund is currently an attractive fixed-income investment vehicle. The after-tax yield on cash equivalents, such as taxable and tax-exempt money market funds and bank CDs, continued to plummet during the period covered in this report. As a result, we believe that many investors in moderate to high tax brackets would do well to consider municipals. For more information on whether Delaware Tax-Free Pennsylvania Fund is suitable for you, please contact your financial advisor.

Unlike Delaware tax-free funds, money market funds seek to maintain a stable share price. Return and share value for Delaware tax-free funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Also unlike Delaware tax-free funds, certicates of deposit are FDIC-insured and U.S. Treasuries are backed by the full faith and credit of the U.S. government.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.


Sincerely,

/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds




/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                    Delaware Tax-Free Pennsylvania Fund
Management Review                            March 12, 2002


Fund Managers
Mitchell L. Conery
Senior Portfolio Manager
Patrick P. Coyne
Senior Portfolio Manager


The Fund's Results

Bonds and bond funds generally enjoyed strong performance during the fiscal year ended February 28, 2002. In a contracting economy, many investors turned away from equities, particularly as significant numbers of companies issued downward earnings revisions or endured earnings disappointments.

Delaware Tax-Free Pennsylvania Fund, which was outperforming its average peer fund at mid-fiscal year, continued its strong performance during the second half and beat the Lipper Pennsylvania Municipal Debt Funds Average by almost 50 basis points for the fiscal year ended February 28, 2002.

Throughout the year, municipal credit levels remained high relative to corporate bonds, and ratings agencies upgraded many more municipal bonds than they downgraded. This differed from the credit picture in the corporate bond market, where more bonds were downgraded than upgraded.

During the autumn of 2001, the municipal yield curve steepened, meaning that longer-maturity municipal bonds often showed yields that offered a significant premium over shorter bonds. We were attracted to these higher yields found on longer maturities, while bearing in mind our overall yield-based orientation. In the aftermath of September 11, investors generally took part in a "flight to quality," avoiding riskier securities and opting instead for higher-quality investment opportunities. Municipal bond funds benefited greatly from this sentiment. According to the Investment Company Institute, investors bought more than $11.5 billion of municipal bond funds in 2001, after having sold $14 billion worth of municipal bond funds in 2000.

Our fiscal year was also characterized by strong demand for municipal bonds and ample supply to meet that demand. Total municipal bond issuance in 2001 reached a record $342.6 billion in 2001, up 42% over the previous year's total, according to the Bond Market Association.

The result was higher liquidity, more bargains, and greater bond choice throughout the United States, and Pennsylvania was no exception. In Pennsylvania, the supply of new municipal debt increased by more than 98% during 2001.

As of February 28, 2002, the national average yield on the 30-year AAA-rated municipal bond was 5.03%. By comparison, the 30-year Treasury bond yielded 5.42%. As always, we closely monitored the Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

Portfolio Highlights

Between July 2001 and January 2002, Pennsylvania government revenues dropped 4% below budget, as corporate taxes dropped by $175 million and personal income taxes dipped $264 million. The state lost job growth, manufacturing, and population growth, albeit to a degree that was less than many other U.S. regions.

Within the weakened economy, there were some bright spots. During the first half of the year, we looked to opportunities among hospital bonds, where investors were finally being rewarded with greater yields for purchasing lower credit issues. We relied on our credit team's ability to identify worthwhile investments in the healthcare sector early in 2001, when credit spreads were beginning to widen. The sector held up relatively well during the ensuing economic downturn, with municipal bonds there experiencing relative outperformance in comparative yields.

Portfolio                                    Delaware Tax-Free Pennsylvania Fund
Management Review (continued)                March 12, 2002


The healthcare sector has not always been such a strong performer. Hospitals generally responded especially well to overall difficult economic circumstances. We see a secular improvement in the sector, which we attribute to the fact that U.S. hospitals, and Pennsylvania facilities in particular, have begun to hire business managers and expect more professional business operations. We also expect to see Medicare/Medicaid cuts going forward, which could prove to be a positive for investors in healthcare. During the year, bonds in two major hospital sectors -- continuing care/retirement facilities and hospitals -- were especially strong contributors to positive fund performance.

"We also expect to see Medicare/Medicaid cuts going forward, which could prove to be a positive for investors in healthcare."

Economic development bonds, which are generally more exposed to the business cycle than some other debt, often saw price drops during the second half of our fiscal year. Also among poor-performing issues were bonds of airlines and airport specialty facilities, as well as other debt connected with tourism and traveling, such as those supporting convention centers. We anticipate that many of these bonds will recover in 2002, and so have no plans to sell them.

We have extended the Fund's duration to a small extent, but have no plans to extend dramatically beyond our competitors. We have picked up yield instead by investing in slightly lower-graded credit when we find the risk-return profile to be attractive. This has included some bonds rated Baa that we feel have traded at advantageous valuations and added value to the Fund.

During the fiscal year, we have tended to barbell our positions, buying bonds at both ends of the maturity spectrum. We believe this strategy complements our position as yield-oriented managers. Going forward, we expect that we could see a rally at the short end of the yield curve, but not necessarily at the long end.

Outlook

Recent data suggests that the economy may continue to pick up strength. The stronger the economy gets, the more likely that the Federal Reserve will increase interest rates from its current near-historic lows. Such a situation would place negative pressure on the municipal bond market -- especially with respect to short-term municipals, which move in the opposite direction of interest rates.

There are some positive signs for the municipal bond market as well. First, we see no signs of inflation on the horizon. Second, we believe that any economic recovery may be somewhat muted, which would suggest that long-term interest rates may remain low. This would be favorable for longer-maturity municipal investments. To prepare the portfolio for both the short and long term, therefore, we plan to continue managing the Fund using a barbell strategy --combining high-yielding, shorter-maturity municipal bonds with longer-maturity bonds that we believe may offer ongoing value for investors.

                                             Delaware Tax-Free Pennsylvania Fund
                                             March 12, 2002

30-year AAA-rated Municipal Bonds
Tax-equivalent Yields*
As of February 28, 2002

                      [BAR GRAPH]

U.S. Income Tax Brackets            Tax Equivalent Yields
          15%                               5.92%
          27%                               6.89%
          30%                               7.19%
          35%                               7.74%
        38.6%                               8.19%


* Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.


As of February 28, 2002, the yield on 30-year AAA-rated municipal bonds nationally was 5.03% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Tax brackets shown are for married individuals filing joint returns during the 2002 tax year.


Portfolio Characteristics

As of February 28, 2002
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                       4.32%
--------------------------------------------------------------------------------
Average Effective Duration**                                    8.14 years
--------------------------------------------------------------------------------
Average Effective Maturity***                                  13.01 years
--------------------------------------------------------------------------------
Average Credit Quality                                          A
--------------------------------------------------------------------------------

*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. For Class B and Class C shares, the 30-day SEC yield was 3.70%.

** Average Effective Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

New
at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.


Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.


[GRAPHIC OMITTED]
DELAWARE
E:DELIVERY
ONLINE, ALL THE TIME

Delaware
Tax-Free Pennsylvania Fund

Fund Basics
As of February 28, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$724.08 million
--------------------------------------------------------------------------------
Number of Holdings:
127
--------------------------------------------------------------------------------
Fund Start Date:
March 23, 1977
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a municipal bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DELIX
Class B  DPTBX
Class C  DPTCX


Fund Performance
Average Annual Total Returns

Through February 28, 2002       Lifetime     10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/23/77)
Excluding Sales Charge            +6.26%      +5.74%       +4.75%      +6.78%
Including Sales Charge            +6.10%      +5.33%       +3.96%      +2.83%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge            +4.47%                   +3.92%       +5.93%
Including Sales Charge            +4.47%                   +3.59%       +1.93%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge            +3.89%                   +3.92%       +5.93%
Including Sales Charge            +3.89%                   +3.92%       +4.93%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and for periods after June 1, 1992, have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for Class A shares of Delaware Tax-Free Pennsylvania Fund during the period included in the lifetime total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                      Performance of a $10,000 Investment
                  February 28, 1992 through February 28, 2002

                          Delaware Tax-Free
                        Pennsylvania Fund --         Lehman Brothers
                           Class A Shares         Municipal Bond Index

      Feb.92                  $ 9,620                  $10,000
      Feb.93                  $10,890                  $11,376
      Feb.94                  $11,502                  $12,006
      Feb.95                  $11,606                  $12,233
      Feb.96                  $12,775                  $13,584
      Feb.97                  $13,331                  $14,332
      Feb.98                  $14,356                  $15,642
      Feb.99                  $15,023                  $16,603
      Feb.00                  $14,241                  $16,258
      Feb.01                  $15,735                  $18,265
      Feb.02                  $16,802                  $19,506


Chart assumes $10,000 invested on February 28, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                  Delaware Tax-Free Pennsylvania Fund
of Net Assets                              February 28, 2002


                                                      Principal       Market
                                                        Amount        Value

Municipal Bonds - 99.22%
  Airport Revenue Bonds - 3.04%
    Allegheny County Airport Revenue
      (Pittsburgh International Airport)
      5.75% 1/1/14 (AMT) (MBIA)                      $ 6,910,000   $ 7,552,837
    Lehigh Northampton Airport Series A
      6.00% 5/15/25 (MBIA)                             1,525,000     1,621,807
      6.00% 5/15/30 (AMT)                              2,700,000     2,865,807
    Philadelphia Authority for Industrial
      Development Airport Revenue
      (Philadelphia Airport System)
      Series A 5.25% 7/1/28                           10,000,000     9,942,800
                                                                    ----------
                                                                    21,983,251
                                                                    ----------
  Continuing Care/Retirement Revenue Bonds - 2.38%
    Bucks County Industrial Development
      Authority County-Guaranteed
      (New Hope Manor)
      5.40% 3/1/22 (AMT)                               1,265,000     1,277,119
      5.50% 3/1/41 (AMT)                               5,340,000     5,394,734
    Delaware County Authority Revenue
      (Main Line & Haverford Nursing and
      Rehabilitation Center) 9.00% 8/1/22              1,895,000     1,711,735
    Lancaster Authority for Industrial
      Development Revenue (Garden Spot
      Village) Series A 7.625% 5/1/31                  1,650,000     1,678,215
    Lancaster County Hospital Authority
      (Willow Valley Retirement
      Communities) 5.875% 6/1/31                       2,100,000     2,102,100
   Philadelphia Authority for Industrial
      Development Revenue (Stapley
      Germantown Continuing Care
      Community) 6.60% 1/1/16                          5,250,000     5,078,640
                                                                    ----------
                                                                    17,242,543
                                                                    ----------
  Higher Education Revenue Bonds - 15.41%
    Allegheny County Higher Educational
      Building Authority University Revenue
      (Duquesne University)
      5.00% 4/1/19 (AMBAC)                             1,000,000     1,003,940
    Dauphin County General Authority
      College Revenue (Holy Family College)
      7.50% 12/1/19                                    3,025,000     3,126,368
    Delaware County Authority College
      Revenue (Eastern College) Series B
      5.50% 10/1/19                                    1,500,000     1,445,100
      5.50% 10/1/24                                    2,850,000     2,696,670
      (Haverford College)
      5.75% 11/15/29                                   1,875,000     1,997,606
    Indiana County Industrial Development
      Authority Revenue (Indiana University
      Student Co-op Association, Inc.)
      Series A
      5.875% 11/1/24 (AMBAC)                           1,000,000     1,035,360
      5.875% 11/1/29 (AMBAC)                           1,000,000     1,033,680
    Lycoming County Authority College
      Revenue (Pennsylvania College of
      Technology) 5.375% 7/1/30 (AMBAC)                5,000,000     5,105,450

                                                      Principal       Market
                                                        Amount        Value
Municipal Bonds (continued)
  Higher Education Revenue Bonds (continued)
    Montgomery County Higher Education
      and Health Authority Revenue
      (Arcadia University)
      5.85% 4/1/21 (Connie Lee)                      $ 5,465,000    $5,775,029
    Pennsylvania State Higher Education
      Assistance Capital Acquisition
      5.875% 12/15/30 (MBIA)                           7,385,000     8,470,743
    Pennsylvania State Higher Educational
      Facilities Authority College Revenue
      (Drexel University)
      6.00% 5/1/29                                     3,000,000     3,135,540
      (Elizabethtown College)
      6.50% 6/15/15                                    6,700,000     6,788,842
      (Gwynedd-Mercy College)
      5.45% 11/1/26 (Asset Gty)                        1,000,000     1,015,140
      5.50% 11/1/31 (Asset Gty)                        1,000,000     1,018,830
      (Lafayette College)
      6.00% 5/1/30                                     2,500,000     2,691,050
      (Philadelphia University)
      6.00% 6/1/29 (Asset Gty)                         1,800,000     1,892,430
      (University of Pennsylvania)
      4.75% 7/15/33                                   14,420,000    13,295,240
      5.90% 9/1/15                                     4,205,000     4,407,849
      (University of Scranton)
      5.00% 11/1/20 (AMBAC)                            2,000,000     2,007,900
      (University of the Arts)
      5.20% 3/15/25 (Asset Gty)                        4,490,000     4,646,297
      (Ursinus College)
      5.90% 1/1/27                                     2,000,000     2,061,580
    Pennsylvania State Higher Educational
      Facilities Authority Revenue State
      System Series M
      5.75% 6/15/20 (AMBAC)                           17,730,000    18,255,695
    Philadelphia Hospital and Higher
      Educational Facilities Authority College
      Revenue (Chestnut Hill College)
      6.00% 10/1/29                                    3,860,000     3,663,294
    Swarthmore Borough Authority
      (Swarthmore College)
      5.00% 9/15/31                                    7,585,000     7,429,963
      6.00% 9/15/12                                    5,730,000     5,975,072
    West Cornwall Township Municipal
      Authority College Revenue
      (Elizabethtown College)
      6.00% 12/15/27                                   1,615,000     1,624,932
                                                                   -----------
                                                                   111,599,600
                                                                   -----------
  Hospital Revenue Bonds - 21.16%
    Allegheny County Hospital Authority
      Health System Revenue (Catholic
      Health East)
      4.875% 11/15/26 (AMBAC)                          8,500,000     8,021,620

Statement                                    Delaware Tax-Free Pennsylvania Fund
of Net Assets (continued)


                                                      Principal       Market
                                                        Amount        Value
Municipal Bonds (continued)
  Hospital Revenue Bonds (continued)
    Allegheny County Hospital Development
      Authority Revenue Health Center
      (UPMC Health) Series B
      6.00% 7/1/23 (MBIA)                            $ 5,745,000    $6,488,978
      6.00% 7/1/24 (MBIA)                              5,000,000     5,656,900
      6.00% 7/1/26 (MBIA)                              4,750,000     5,388,638
      6.00% 7/1/27 (MBIA)                              9,325,000    10,597,303
    Berks County Municipal Authority
      (Health Care Reading Hospital
      Pooled Financing) 5.00% 3/1/28                  20,000,000    18,955,799
    Chester County Health and Educational
      Facilities Authority Health System
      Revenue (Jefferson Health Systems)
      Series B 5.375% 5/15/27                         14,270,000    14,055,665
    Pennsylvania State Higher Educational
      Facilities Authority College Revenue
      (UPMC Health Systems) Series A
      6.00% 1/15/31                                   10,000,000    10,227,300
    Philadelphia Hospital Higher Education
      Facilities Authority Hospital Revenue
      (Children's Hospital of Philadelphia)
      Series A 5.50% 2/15/22                           5,600,000     5,599,944
      (Children's Seashore House)
      Series A 7.00% 8/15/17                           3,100,000     3,226,852
      Series B 7.00% 8/15/22                           2,100,000     2,185,932
      (Jeanes Health System)
      6.85% 7/1/22                                    18,020,000    18,344,901
      (Roxborough Memorial Hospital)
      7.25% 3/1/24                                    11,425,000    11,179,477
    Sayre Health Care Facilities
      (Guthrie Health Care System) Series A
      6.00% 3/1/21 (AMBAC)                             2,250,000     2,250,855
      (VHA of Pennsylvania, Inc.)
      (Capital Asset Financing
      Program-Guthrie Medical Center)
      Series A 7.625% 12/1/15 (AMBAC)                    960,000       984,192
      Series B 7.625% 12/1/15 (AMBAC)                  2,395,000     2,455,354
    Scranton-Lackawanna Health and
      Welfare Authority (Allied Services
      Rehabilitation Hospitals)
      7.60% 7/15/20                                    5,640,000     5,784,948
    Southcentral Pennsylvania General
      Authority Revenue (Wellspan Health)
      5.625% 5/15/26                                  20,000,000    20,497,799
    Westmoreland County Industrial
      Development Authority Hospital
      Revenue (Citizens General Hospital)
      5.25% 7/1/15                                     1,305,000     1,307,871
                                                                   -----------
                                                                   153,210,328
                                                                   -----------

                                                      Principal       Market
                                                        Amount        Value
Municipal Bonds (continued)
  Housing Revenue Bonds - 3.94%
    Allegheny County Residential Finance
      Authority Mortgage Revenue Single
      Family Series II 5.90% 11/1/32
      (AMT) (GNMA)                                   $ 1,345,000   $ 1,395,505
      Series KK-2 5.40% 5/1/26
      (AMT) (GNMA)                                     3,025,000     3,036,072
    Pennsylvania Housing Finance Agency
      Single Family Mortgage
      Series 57A 6.15% 4/1/27 (AMT)(FHA)               5,000,000     5,238,599
      Series 66A 5.65% 4/1/29 (AMT)                    3,950,000     4,023,273
      Series 69A 6.25% 4/1/31 (AMT)(FHA)               1,000,000     1,058,430
      Series 70A 5.90% 4/1/31 (AMT)                    8,250,000     8,533,717
      Series 72A 5.35% 10/1/31 (AMT)                   5,190,000     5,203,909
                                                                   -----------
                                                                    28,489,505
                                                                   -----------
  Industrial Development Revenue Bonds - 4.03%
    Allegheny County Authority Industrial
      Development Environmental
      Improvement Revenue
      (USX Corp.) 5.50% 12/1/29                       13,000,000    12,225,330
    Carbon County Industrial Development
      Authority (Panther Creek Partners)
      6.65% 5/1/10 (AMT)                               9,970,000    10,719,146
    Pennsylvania Economic Development
      Financing Authority Solid Waste
      Disposal Revenue (Proctor & Gamble
      Paper) 5.375% 3/1/31 (AMT)                       6,200,000     6,217,235
                                                                   -----------
                                                                    29,161,711
                                                                   -----------
  Miscellaneous General Obligation Bonds - 1.46%
    Borough of New Morgan Guaranteed
      Host Community 8.00% 11/1/05                     4,865,000     5,199,177
    Chester (City of) Guaranteed Host
      Community Resource Recovery
      7.25% 12/1/05                                    5,235,000     5,382,575
                                                                   -----------
                                                                    10,581,752
                                                                   -----------

  Municipal Lease General Obligation Bonds - 0.56%
    Philadelphia Authority for Industrial
      Development Lease Revenue Series B
      5.25% 10/1/30 (FSA)                              4,000,000     4,027,280
                                                                   -----------
                                                                     4,027,280
                                                                   -----------
 Other Revenue Bonds - 9.42%
    Allegheny County Redevelopment
      Authority Tax Increment Revenue
      (Waterfront) Series B
      6.00% 12/15/10                                   1,000,000     1,075,910
      6.40% 12/15/18                                   2,500,000     2,657,325
    Chester Guaranteed Host Community
      Resource Recovery
      7.25% 12/1/05                                    2,260,000     2,561,733
    Dauphin County General Authority
      Office and Parking (Riverfront Office
      Center) Series A 6.00% 1/15/25                   9,210,000     6,414,489
  **First Albany Corp. Municipal
      Series, Inverse Floater
      6.56% 12/15/14 (AMBAC)                          46,500,000    51,610,815

Statement                                    Delaware Tax-Free Pennsylvania Fund
of Net Assets (continued)
                                                      Principal       Market
                                                        Amount        Value
Municipal Bonds (continued)
  Other Revenue Bonds, (continued)
    Pennsylvania Economic Development
      Financing Authority Revenue
      (Dr. Gertrude A. Barber Center, Inc.)
      5.90% 12/1/30 (Asset Gty)                      $ 2,250,000   $ 2,323,508
   +Philadelphia Gas Works Revenue Capital
      Appreciation Series C
      6.23% 1/1/12 (AMBAC)                             2,500,000     1,602,525
                                                                   -----------
                                                                    68,246,305
                                                                   -----------
    Parking Revenue Bonds - 0.35%
      Harrisburg Parking Authority
      6.50% 5/15/25                                    1,000,000       958,910
    Philadelphia Parking Authority
      Revenue 5.00% 2/1/27 (AMBAC)                     1,590,000     1,564,115
                                                                   -----------
                                                                     2,523,025
                                                                   -----------

  Political Subdivision General Obligation Bonds - 0.44%
    Lancaster County Series A
      5.00% 11/1/27 (FGIC)                             3,250,000     3,199,885
                                                                   -----------
                                                                     3,199,885
                                                                   -----------
  Pollution Control Revenue Bonds - 13.14%
    Beaver County Industrial Development
      Authority Pollution Control Revenue
      (Atlantic Richfield Co.)
      5.95% 7/1/21                                     5,100,000     5,269,218
      (Cleveland Electric Illuminating)
      7.625% 5/1/25                                    8,500,000     9,234,485
      Series A 7.75% 7/15/25                          10,000,000    10,942,000
    Cambria County Industrial Development
      Authority Pollution Control Revenue
      (Pennsylvania Electric)
      6.05% 11/1/25 (MBIA)                             9,700,000    10,311,876
      Series A 5.80% 11/1/20 (MBIA)                    4,000,000     4,195,320
    Delaware County Industrial Development
      Authority Pollution Control
      Revenue (Philadelphia Electric)
      Series A 5.20% 4/1/21                           15,500,000    15,933,845
    Indiana County Industrial Development
      Pollution Control Revenue
      (PSE&G Power) 5.85% 6/1/27 (AMT)                 3,000,000     2,976,600
    Lehigh County Industrial Development
      Authority Pollution Control Revenue
      (Pennsylvania Power and Light)
      Series A 6.40% 11/1/21 (MBIA)                    7,000,000     7,319,830
      Series B 6.40% 9/1/29 (MBIA)                    15,000,000    16,579,050
    Montgomery County Industrial
      Development Authority Pollution
      Control Revenue (Philadelphia Electric)
      Series A 5.20% 10/1/30                          10,500,000    10,906,560
    Schuylkill County Industrial Development
      Authority Resource Recovery
      Revenue (Schuylkill Energy Resource)
      6.50% 1/1/10 (AMT)                               1,455,000     1,464,239
                                                                   -----------
                                                                    95,133,023
                                                                   -----------

                                                      Principal       Market
                                                        Amount        Value
Municipal Bonds (continued)
  Ports & Harbors Revenue Bonds - 2.41%
    Allegheny County Port Authority
      5.00% 3/1/29 (FGIC)                            $ 7,000,000    $6,872,740
    Delaware River Port Authority
      5.70% 1/1/21 (FSA)                               8,560,000     9,153,122
    Erie Western Pennsylvania Port
      Authority General Revenue
      6.25% 6/15/10 (AMT)                              1,365,000     1,445,849
                                                                   -----------
                                                                    17,471,711
                                                                   -----------
 *Pre-Refunded/Escrowed to Maturity Bonds - 9.79%
    Abington School District
      6.00% 5/15/26-06 (FGIC)                          6,000,000     6,703,440
    Allegheny County Hospital Development
      Authority Revenue (Health Facilities)
      6.00% 5/1/20-02 (MBIA)                           1,500,000     1,511,985
    Cambria County Hospital Development
      Authority Health Care Revenue
      (Allegheny Lutheran Social Ministries)
      8.25% 6/15/17-02                                 3,250,000     3,313,050
    Delaware County Authority University
      Revenue (Villanova University)
      9.625% 8/1/02
      (Escrowed to Maturity)                             100,000       103,399
    Delaware County Authority
      (Mercy Health Corp.)
      6.00% 12/15/26
      (Escrowed to Maturity)                           3,500,000     3,817,450
    Harrisburg Authority Office and Parking
      Revenue Series A 6.00% 5/1/19-08                 7,500,000     8,508,225
    Norwin School District
      6.00% 4/1/30-10 (FGIC)                           2,000,000     2,291,220
    Pennsylvania Intergovernmental
      Cooperative Authority Special Tax
      Revenue (City of Philadelphia Funding
      Program) 6.80% 6/15/22-02                        2,125,000     2,158,936
    Pennsylvania State Higher Educational
      Facilities Authority College Revenue
      (LaSalle University) 9.50% 5/1/03
      (Escrowed to Maturity)                             145,000       147,017
    Philadelphia Authority for Industrial
      Development Revenue
      (Cathedral Village) 7.25% 4/1/15-03              2,000,000     2,152,480
    Philadelphia Authority for Industrial
      Development and Commercial Revenue
      (Girard Estates Facilities Leasing)
      5.00% 5/15/27 (Escrowed to Maturity)             7,400,000     7,383,646
    Philadelphia Hospital & Higher Education
      Facilities Authority Hospital Revenue
      (Presbyterian Medical Center)
      6.65% 12/1/19 (Escrowed to Maturity)            13,000,000    15,697,110

Statement                                    Delaware Tax-Free Pennsylvania Fund
of Net Assets (continued)
                                                      Principal       Market
                                                        Amount        Value
Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity Bonds, (continued)
    Pittsburgh Water & Sewer Revenue
      7.25% 9/1/14 (FGIC)
      (Escrowed to Maturity)                          $9,000,000  $ 11,047,050
    Pottsville School District
      9.375% 5/1/06 (AMBAC)
      (Escrowed to Maturity)                             900,000     1,023,048
    Puerto Rico Commonwealth General
      Obligation 6.00% 7/1/22-02                       3,585,000     3,695,884
    Swarthmore Borough Authority
      (Swarthmore College)
      6.00% 9/15/12-02                                 1,270,000     1,326,972
                                                                   -----------
                                                                    70,880,912
                                                                   -----------
  Sales Tax Revenue Bonds - 0.68%
    Pittsburgh & Allegheny County Public
      Auditorium 5.00% 2/1/29 (AMBAC)                  5,000,000     4,909,050
                                                                   -----------
                                                                     4,909,050
                                                                   -----------
  School District General Obligation Bonds - 4.36%
    Fairview School District Series B
      5.125% 2/1/29 (FGIC)                             4,250,000     4,244,263
    Greater Johnstown School District
      5.125% 8/1/25 (MBIA)                             7,500,000     7,534,424
    McGuffey School District
      5.125% 8/1/31 (FGIC)                             4,030,000     4,071,872
      Series B 4.75% 8/1/28 (AMBAC)                    2,750,000     2,588,630
    Spring-Ford Area School District Series A
      5.00% 9/1/22 (FSA)                               6,000,000     5,988,540
    Stroudsburg Area School District
      4.75% 4/1/25                                     2,250,000     2,144,633
      5.00% 4/1/24                                     5,000,000     4,976,600
                                                                   -----------
                                                                    31,548,962
                                                                   -----------
  School Revenue Bonds - 0.39%
    Pennsylvania Economic Development
    Financing Authority School Revenue
    (Germantown Friends School)
    5.35% 8/15/31                                      2,820,000     2,826,796
                                                                   -----------
                                                                     2,826,796
                                                                   -----------



Municipal Bonds (continued)
  Territorial General Obligation Bonds - 0.41%
    Puerto Rico Commonwealth Series A
      5.125% 7/1/31                                   $3,000,000    $2,968,800
                                                                   -----------
                                                                     2,968,800
                                                                   -----------
  Transportation Revenue Bonds - 0.70%
    Pennsylvania Economic Development
      (Amtrak) Series A 6.375% 11/1/41                 5,000,000     5,079,850
                                                                   -----------
                                                                     5,079,850
                                                                   -----------
  Turnpike/Toll Road Revenue Bonds - 2.16%
    Pennsylvania State Turnpike Commission
      5.00% 7/15/41 (AMBAC)                           11,000,000    10,605,540
      Series R 5.00% 12/1/30 (AMBAC)                   5,150,000     5,045,713
                                                                   -----------
                                                                    15,651,253
                                                                   -----------
  Waste Disposal Revenue Bonds - 0.14%
    Greater Lebanon Refuse Authority Solid
      Waste Revenue Refunding
      (Lancaster County) 7.00% 11/15/04                  995,000     1,024,293
                                                                   -----------
                                                                     1,024,293
                                                                   -----------
  Water & Sewer Revenue Bonds -2.85%
    Dauphin County Industrial Development
      Authority Water Development Revenue
      Dauphin Consolidated Water Supply
      (General Waterworks Corp.) Series B
      6.70% 6/1/17                                     1,750,000     2,070,758
    Delaware County Industrial Development
      Authority Water Revenue
      (Philadelphia Suburban Water)
      6.00% 6/1/29 (AMT) (FGIC)                        3,000,000     3,191,280
    Erie Water Authority Revenue Series A
      5.125% 12/1/25 (MBIA)                            6,580,000     6,609,610
    Philadelphia Water and Waste
      Water Revenue 5.00% 11/1/31 (FGIC)               6,000,000     5,832,360
    University Area Joint Authority Sewer
      Revenue 5.00% 11/1/26 (MBIA)                     3,000,000     2,960,010
                                                                   -----------
                                                                    20,664,018
                                                                   -----------
  Total Municipal Bonds
     (cost $682,694,568)                                           718,423,853
                                                                   -----------

Statement
of Net Assets (continued)

                                             Delaware Tax-Free Pennsylvania Fund

                                                                     Market
                                                                      Value

  Total Market Value of Securities - 99.22%
  (cost $682,694,568)                                            $ 718,423,853
  Receivables and Other Assets
  Net of Liabilities - 0.78%                                         5,651,684
                                                                 -------------
  Net Assets Applicable to 91,092,524
  Shares Outstanding - 100.00%                                   $ 724,075,537
                                                                 -------------
  Net Asset Value - Delaware Tax-Free
  Pennsylvania Fund Class A
  ($682,030,496 / 85,803,037 Shares)                                     $7.95
                                                                 -------------
  Net Asset Value - Delaware Tax-Free
  Pennsylvania Fund Class B
  ($37,532,985 / 4,721,850 Shares)                                       $7.95
                                                                 -------------
  Net Asset Value - Delaware Tax-Free
  Pennsylvania Fund Class C
  ($4,512,056 / 567,637 Shares)                                          $7.95
                                                                 -------------

  Components of Net Assets at February 28, 2002:
  Shares of beneficial interest (unlimited
  authorization - no par)                                        $ 718,128,461
  Accumulated net realized loss on investments                     (29,782,209)
  Net unrealized appreciation of investments                        35,729,285
                                                                 -------------
  Total net assets                                               $ 724,075,537
                                                                 =============

 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2002.

 + Zero coupon bond. The interest rate shown is the yield at the time of purchase.


Summary of Abbreviations:

AMBAC - Insured by the AMBAC Indemnity Corporation
AMT  - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by the College Construction Insurance
  Association
FGIC - Insured by the Financial Guaranty Insurance Company
FHA  - Insured by the Federal Housing Authority
FSA  - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A)                                              $7.95
Sales charge (3.75% of offering price, or 3.90%
 of amount invested per share) (B)                                        0.31
                                                                 -------------
Offering price                                                           $8.26
                                                                 =============

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                    Delaware Tax-Free Pennsylvania Fund
of Operations                                Year Ended February 28, 2002




Investment Income:
   Interest                                                        $42,165,184

Expenses:
  Management fees                                                    3,881,538
  Distribution expense-Class A                                       1,370,191
  Distribution expense-Class B                                         368,080
  Distribution expense-Class C                                          41,795
  Dividend disbursing and transfer agent fees and expenses             430,100
  Accounting and administration expenses                               317,897
  Professional fees                                                     83,700
  Reports and statements to shareholders                                81,100
  Custodian fees                                                        47,129
  Trustees' fees                                                        28,200
  Registration fees                                                     10,100
  Taxes (other than taxes on income)                                     1,500
  Other                                                                165,542
                                                                   -----------
                                                                     6,826,872
  Less expenses paid indirectly                                        (36,159)
                                                                   -----------
  Total expenses                                                     6,790,713
                                                                   -----------
Net Investment Income                                               35,374,471
                                                                   -----------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                    (765,404)
  Net change in unrealized appreciation/depreciation
    of investments                                                  12,279,948
                                                                   -----------
Net Realized and Unrealized Gain on Investments                     11,514,544
                                                                   -----------
Net Increase in Net Assets Resulting from Operations               $46,889,015
                                                                   ===========
See accompanying notes

Statements                                   Delaware Tax-Free Pennsylvania Fund
of Changes in Net Assets




                                                                                      Year Ended
                                                                           2/28/02               2/28/01

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                  $35,374,471         $ 38,723,071
  Net realized loss on investments                                          (765,404)          (1,329,363)
  Net change in unrealized appreciation/depreciation of investments       12,279,948           36,810,057
                                                                        ------------         ------------
  Net increase in net assets resulting from operations                    46,889,015           74,203,765
                                                                        ------------         ------------
Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                              (33,686,893)         (36,922,790)
    Class B                                                               (1,515,599)          (1,626,409)
    Class C                                                                 (171,979)            (173,872)
                                                                        ------------         ------------
                                                                         (35,374,471)         (38,723,071)
                                                                        ------------         ------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                               20,695,442           14,637,746
    Class B                                                                3,840,994            2,615,534
    Class C                                                                1,018,173              780,658

  Net asset value of shares issued upon reinvestment of
   dividends and distributions:
    Class A                                                               19,264,863           21,139,109
    Class B                                                                  839,323              903,312
    Class C                                                                  112,515              124,393
                                                                        ------------         ------------
                                                                          45,771,310           40,200,752
                                                                        ------------         ------------
  Cost of shares repurchased:
    Class A                                                              (64,122,257)         (90,648,092)
    Class B                                                               (4,090,600)          (6,303,584)
    Class C                                                                 (574,645)          (1,097,872)
                                                                        ------------         ------------
                                                                         (68,787,502)         (98,049,548)
                                                                        ------------         ------------
Decrease in net assets derived from capital share transactions           (23,016,192)         (57,848,796)
                                                                        ------------         ------------
Net Decrease in Net Assets                                               (11,501,648)         (22,368,102)

Net Assets:
  Beginning of period                                                    735,577,185          757,945,287
                                                                        ------------         ------------
  End of period                                                         $724,075,537         $735,577,185
                                                                        ============         ============

See accompanying notes

Financial
Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free Pennsylvania Fund Class A
                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              2/28/02     2/28/01     2/29/00      2/28/99     2/28/98

Net asset value, beginning of period                           $7.820      $7.460       $8.290      $8.420       $8.240

Income (loss) from investment operations:
Net investment income                                           0.387       0.402        0.410       0.415        0.430
Net realized and unrealized gain (loss) on investments          0.130       0.360       (0.830)     (0.034)       0.193
                                                             --------    --------     --------    --------     --------
Total from investment operations                                0.517       0.762       (0.420)      0.381        0.623
                                                             --------    --------     --------    --------     --------


Less dividends and distributions from:
Net investment income                                          (0.387)     (0.402)      (0.410)     (0.415)      (0.430)
Net realized gain on investments                                   --          --           --      (0.096)      (0.013)
                                                             --------    --------     --------    --------     --------
Total dividends and distributions                              (0.387)     (0.402)      (0.410)     (0.511)      (0.443)
                                                             --------    --------     --------    --------     --------


Net asset value, end of period                                 $7.950      $7.820       $7.460      $8.290       $8.420
                                                             ========    ========     ========    ========     ========


Total return(1)                                                  6.78%      10.47%       (5.18%)      4.64%        7.78%


Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $682,030    $695,329     $716,646    $871,740     $917,364
Ratio of expenses to average net assets                         0.89%       0.92%        0.92%       0.95%        0.94%
Ratio of net investment income to average net assets            4.92%       5.26%        5.21%       4.96%        5.20%
Portfolio turnover                                                38%         23%          38%         41%          32%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     Delaware Tax-Free Pennsylvania Fund Class B
                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              2/28/02     2/28/01     2/29/00      2/28/99     2/28/98


Net asset value, beginning of period                           $7.820      $7.460       $8.290      $8.420       $8.240

Income (loss) from investment operations:
Net investment income                                           0.324       0.341        0.347       0.348        0.370
Net realized and unrealized gain (loss) on investments          0.130       0.360       (0.830)     (0.034)       0.193
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.454       0.701       (0.483)      0.314        0.563
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.324)     (0.341)      (0.347)     (0.348)      (0.370)
Net realized gain on investments                               --          --           --          (0.096)      (0.013)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.324)     (0.341)      (0.347)     (0.444)      (0.383)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $7.950      $7.820       $7.460      $8.290       $8.420
                                                               ======      ======       ======      ======       ======

Total return(1)                                                 5.93%       9.59%       (5.94%)      3.81%        6.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $37,533     $36,350      $37,390     $42,994      $37,631
Ratio of expenses to average net assets                         1.69%       1.72%        1.72%       1.75%        1.74%
Ratio of net investment income to average net assets            4.12%       4.46%        4.41%       4.16%        4.40%
Portfolio turnover                                                38%         23%          38%         41%          32%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     Delaware Tax-Free Pennsylvania Fund Class C
                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              2/28/02     2/28/01     2/29/00      2/28/99     2/28/98



Net asset value, beginning of period                           $7.820      $7.460       $8.290      $8.420       $8.240

Income (loss) from investment operations:
Net investment income                                           0.324       0.340        0.347       0.355        0.364
Net realized and unrealized gain (loss) on investments          0.130       0.360       (0.830)     (0.034)       0.193
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.454       0.700       (0.483)      0.321        0.557
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.324)     (0.340)      (0.347)     (0.355)      (0.364)
Net realized gain on investments                                   --          --           --      (0.096)      (0.013)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.324)     (0.340)      (0.347)     (0.451)      (0.377)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $7.950      $7.820       $7.460      $8.290       $8.420
                                                               ======      ======       ======      ======       ======

Total return(1)                                                 5.93%       9.58%       (5.94%)      3.81%        6.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $4,512      $3,898       $3,909      $3,963       $2,569
Ratio of expenses to average net assets                         1.69%       1.72%        1.72%       1.75%        1.74%
Ratio of net investment income to average net assets            4.12%       4.46%        4.41%       4.16%        4.40%
Portfolio turnover                                                38%         23%          38%         41%          32%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Notes                                        Delaware Tax-Free Pennsylvania Fund
to Financial Statements                      February 28, 2002

Delaware Group State Tax-Free Income Trust (the "Trust") is organized as a Delaware business trust and offers one series: Delaware Tax-Free Pennsylvania Fund. These financial statements and related notes pertain to Delaware Tax-Free Pennsylvania Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Pennsylvania Fund is to seek as high a level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $17,424 for the year ended February 28, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended February 28, 2002 were approximately $18,735. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration
Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has limited the fee for the Fund at an annual rate of 0.25% of the Class A share's average daily net assets.

For the year ended February 28, 2002, DDLP earned $62,623 for commissions on sales of the Fund's Class A shares.

At February 28, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                      $71,978

  Dividend disbursing, transfer agent fees,
     accounting and other expenses payable to DSC                20,213

  Other expenses payable to DMC and affiliates                   17,034

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes                                        Delaware Tax-Free Pennsylvania Fund
to Financial Statements (continued)

3. Investments
For the year ended February 28, 2002, the Fund made purchases of $271,534,371 and sales of $290,475,974 of investment securities other than short-term investments.

At February 28, 2002, the cost of investments for federal income tax purposes was $687,390,378. At February 28, 2002, the net unrealized appreciation was $31,033,475, of which $33,815,151 related to unrealized appreciation of investments and $2,781,676 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended February 28, 2002 and 2001 was as follows:

                                                 2002            2001
                                                 ----            ----
Tax-Exempt Distributions                      $35,374,471    $38,723,071

As of February 28, 2002, the components of net assets on a tax basis were as follows:

Paid in capital                                         $ 718,128,461
Capital loss carryforwards                                (25,086,399)
Unrealized appreciation of investments                     31,033,475
                                                        -------------
Net assets                                              $ 724,075,537
                                                        =============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $15,601,441 in 2008, $8,323,306 in 2009, and $1,161,652 in 2010.

5. Capital Shares

Transactions in capital shares were as follows:

                                                             Year Ended
                                                     2/28/02         2/28/01
Shares sold:
    Class A                                        2,632,721       1,909,883
    Class B                                          489,647         341,430
    Class C                                          128,723         101,523

Shares issued upon reinvestment of
  dividend and distributions:
    Class A                                        2,450,416       2,764,323
    Class B                                          106,747         118,145
    Class C                                           14,311          16,284
                                                  ----------     -----------
                                                   5,822,565       5,251,588
                                                  ----------     -----------
Shares repurchased:
    Class A                                       (8,162,871)    (11,879,442)
    Class B                                         (521,090)       (826,305)
    Class C                                          (73,725)       (143,663)
                                                  ----------     -----------
                                                  (8,757,686)    (12,849,410)
                                                  ----------     -----------
Net decrease                                      (2,935,121)     (7,597,822)
                                                  ==========      ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at February 28, 2002, or at any time during the year.

7. Credit and Market Risks
The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended February 28, 2002, the Fund designated distributions paid during the year as follows:





       (A)                  (B)
    Long-Term            Ordinary               (C)
  Capital Gains           Income            Tax-Exempt            Total
  Distributions        Distributions       Distributions      Distributions
   (Tax Basis)          (Tax Basis)         (Tax Basis)        (Tax Basis)
---------------------------------------------------------------------------
       0%                    0%                100%               100%

Items (A), (B) and (C) are based on a percentage of the Fund's total distributions.

Report
of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group State Tax-Free Income Trust -
Delaware Tax-Free Pennsylvania Fund

We have audited the accompanying statement of net assets of Delaware Tax-Free Pennsylvania Fund (the "Fund") as of February 28, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Tax-Free Pennsylvania Fund at February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/  Ernst & Young LLP
---------------------------


Philadelphia, Pennsylvania
April 1, 2002

Board of Trustees/Officers
Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees and certain background and related information.

                                                                      Principal              Number of            Other
    Name,                  Position(s)                              Occupation(s)        Portfolios in Fund    Directorships
  Address                   Held with       Length of Time             During             Complex Overseen        Held by
and Birthdate               Registrant          Served              Past 5 Years             by Trustee           Trustee
------------------------------------------------------------------------------------------------------------------------------------
Trustees/Officers

   Charles E. Haldeman(1)    Chairman           1 Year          President/Chief Operating        87                None
   2005 Market Street        and Trustee                           Officer/Director -
   Philadelphia, PA                                              United Asset Management
        19103                                                 (January 1998 - January 2000)

   October 29, 1948                                                Partner/Director -
                                                                 Cooke and Bieler, Inc.
                                                               (June 1974 - January 1998)
                                                                 (Investment Management)

   David K. Downes(2)        President,         9 Years -             Mr. Downes has            105          Director/President -
   2005 Market Street        Chief Executive    Executive          served in various                         Lincoln National
   Philadelphia, PA          Officer,           Officer           executive capacities                       Convertible Securities
   19103                     Chief Financial    2 Years -          at different times                        Fund, Inc.
                             Officer and        Trustee          at Delaware Investments
                             Trustee
   January 8, 1940                                                                                           Director/President -
                                                                                                             Lincoln National
                                                                                                             Income Fund, Inc.

Trustees
   Walter P. Babich          Trustee            13 Years             Board Chairman -           105          None
   460 North Gulph Road                                         Citadel Constructors, Inc.
   King of Prussia, PA                                               (1989 - Present)
   19406

   October 1, 1927

   John H. Durham            Trustee            23 Years(3)            Private Investor         105          Trustee -
   P.O. Box 819                                                                                              Abington Memorial
   Gwynedd Valley, PA                                                                                        Hospital
   19437

   August 7, 1937                                                                                            President/Director -
                                                                                                             22 WR Corporation

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                      Principal              Number of            Other
    Name,                  Position(s)                              Occupation(s)        Portfolios in Fund    Directorships
  Address                   Held with       Length of Time             During             Complex Overseen        Held by
and Birthdate               Registrant          Served              Past 5 Years             by Trustee           Trustee
------------------------------------------------------------------------------------------------------------------------------------
Trustees (continued)

   John A. Fry               Trustee            1 Year         Executive Vice President -        87          Director -
   2451 Walnut Street                                          University of Pennsylvania                    Sovereign Bancorp
   721 Franklin Building                                         (April 1995 - Present)
   Philadelphia, PA                                                                                          Director -
   19104                                                                                                     Sovereign Bank

   May 28, 1960

   Anthony D. Knerr          Trustee            8 Years       Founder/Managing Director -       105          None
   500 Fifth Avenue                                           Anthony Knerr & Associates
   New York, NY                                                   (1990 - Present)
   10110                                                       (Strategic Consulting)

   December 7, 1938

   Ann R. Leven              Trustee            12 Years     Treasurer/Chief Fiscal Officer -   105          Director -
   785 Park Avenue                                               National Art Gallery                        Recoton Corporation
   New York, NY                                                      (1994 - 1999)
   10021                                                                                                     Director -
                                                                                                             Systemax, Inc.
   November 1, 1940
                                                                                                             Director - Andy
                                                                                                             Warhol Foundation

   Thomas F. Madison         Trustee            6 Years            President/Chief              105          Director - Valmont
   200 South Fifth Street                                        Executive Officer -                         Industries, Inc.
   Suite 2100                                                     MLM Partners, Inc.
   Minneapolis, MN                                             (January 1993 - Present)                      Director - ACI
   55402                                                                                                     Telecentrics Inc.

   February 25, 1936                                                                                         Director - Digital
                                                                                                             River Inc.

                                                                                                             Director - Rimage
                                                                                                             Corporation

   Janet L. Yeomans          Trustee            2 Years       Vice President Treasurer -        105          None
   Building 220-13W-37                                             3M Corporation
   St. Paul, MN                                                 (July 1995 - Present)
   55144                                                        Ms. Yeomans has held
                                                                 various management
   July 31, 1948                                              positions at 3M Corporation
                                                                     since 1983.

The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                                      Principal              Number of            Other
    Name,                  Position(s)                              Occupation(s)        Portfolios in Fund    Directorships
  Address                   Held with       Length of Time             During             Complex Overseen        Held by
and Birthdate               Registrant          Served              Past 5 Years         by Trustee/Officer    Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers

   William E. Dodge          Executive Vice     2 Years     Executive Vice President and        105          None
   2005 Market Street        President and                   Chief Investment Officer -
   Philadelphia, PA          Chief Investment                    Equity of Delaware
   19103                     Officer - Equity               Investment Advisers, a series of
                                                                Delaware Management
   June 29, 1949                                                   Business Trust
                                                               (April 1999 - Present)

                                                                President, Director
                                                                  of Marketing and
                                                             Senior Portfolio Manager -
                                                             Marvin & Palmer Associates
                                                             (August 1996 - April 1999)
                                                               (Investment Management)

   Jude T. Driscoll          Executive Vice     1 Year       Executive Vice President and       105          None
   2005 Market Street        President and                     Head of Fixed-Income of
   Philadelphia, PA          Head of                        Delaware Investment Advisers,
   19103                     Fixed-Income                        a series of Delaware
                                                              Management Business Trust
   March 10, 1963                                              (August 2000 - Present)

                                                                Senior Vice President and
                                                            Director of Fixed-Income Process -
                                                                Conseco Capital Management
                                                                 (June 1998 - August 2000)

                                                                    Managing Director -
                                                               NationsBanc Capital Markets
                                                               (February 1996 - June 1998)

   Richard J. Flannery       Executive Vice,    5 Years        Mr. Flannery has served in       105          None
   2005 Market Street        President                        various executive capacities
   Philadelphia, PA          General Counsel and                  at different times at
   19103                     Chief Administrative                 Delaware Investments.
                             Officer
   September 30, 1957

   Richelle S. Maestro       Senior Vice        9 Years         Ms. Maestro has served in       105          None
   2005 Market Street        President,                       various executive capacities
   Philadelphia, PA          Deputy General                       at different times at
   19103                     Counsel                              Delaware Investments.
                             and Secretary
   November 26, 1957

   Michael P. Bishof         Senior Vice        6 Years     Mr. Bishof has served in various    105          None
   2005 Market Street        President                        various executive capacities
   Philadelphia, PA          and Treasurer                        at different time at
                                                                  Delaware Investments.

   August 18, 1962

The Fund's Statement of Additional Information includes additional information about the Trustees/Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
   Delaware Balanced Portfolio
   Delaware Growth Portfolio
   Delaware Income Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees
Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers
William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Contact Information
Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and Financial Institutions Representatives Only 800 362-7500

Website
www.delawareinvestments.com

(5812)                                                        Printed in the USA
AR-007 [2/02] BUR 4/02                                                     J8020